SUPPLEMENT DATED DECEMBER 1, 1999
                             TO THE PROSPECTUSES OF
                 TEMPLETON VARIABLE PRODUCTS SERIES FUND (TVP) -
                        FRANKLIN GROWTH INVESTMENTS FUND
                       FRANKLIN SMALL CAP INVESTMENTS FUND
                         MUTUAL SHARES INVESTMENTS FUND
                        TEMPLETON DEVELOPING MARKETS FUND
                          TEMPLETON INTERNATIONAL FUND
                              TEMPLETON STOCK FUND
                   FRANKLIN STRATEGIC INCOME INVESTMENTS FUND
                               CLASS 1 AND CLASS 2
                                DATED MAY 1, 1999
                             AS AMENDED JULY 1, 1999

This supplement applies to the funds in the TVP Trust listed above, which may or may not be available under your contract.

On October 21 and 22, 1999, the TVP and Franklin Templeton Variable Insurance Products Trust (VIP) Boards of Trustees approved a proposal to eliminate the duplication of funds of the TVP Trust and the VIP Trust, by merging the funds of the TVP Trust into the corresponding funds of the VIP Trust (Reorganization). The corresponding funds of the two trusts generally have the same investment goals and very similar investment policies and strategies. Both Boards believe that the Reorganization would benefit insurance company shareholders and their contract owners. If approved by TVP shareholders, the Reorganization is expected to be completed around May 1, 2000.

It is anticipated that in December of 1999, TVP contract owners of record on November 30, 1999, will receive a voting instruction card requesting their instructions to the insurance company shareholder on the Reorganization. A proxy statement, which explains the details of the proposal, will accompany the voting instruction card.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.